Exhibit 99.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

The undersigned, Nelson C. Rising, the Chief Executive Officer, of Catellus Development Corporation (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies that:

(i) the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

/s/ Nelson C. Rising
Nelson C. Rising

THIS CERTIFICATION IS FURNISHED SOLELY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AND IS NOT BEING FILEDAS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CATELLUS DEVELOPMENT CORPORATION AND WILL BE RETAINED BY CATELLUS DEVELOPMENT CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.